UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 6, 2006

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KNIGHT TRANSPORTATION, INC.
(Exact name of registrant as specified in its charter)

Arizona	000-24946	86-0649974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5601 W. Buckeye Road, Phoenix, AZ	85043
(Address of principal executive offices)	(Zip Code)

(602) 269-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 6, 2006, Knight Transportation, Inc., an Arizona corporation (the “Company”), entered into a Modification Agreement (the “Agreement”) with Wells Fargo Bank, National Association modifying the Company’s revolving credit facility. Pursuant to the Agreement, the Company’s revolving credit facility was modified to (i) increase the letter of credit commitment to $50,000,000 from $25,000,000; (ii) increase the maximum revolving credit facility to $50,000,000 from $25,000,000; and (iii) extend the maturity date to September 30, 2008, from September 30, 2007.

This description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement which will be filed with the Company’s Form 10-K for the fiscal year ending December 31, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNIGHT TRANSPORTATION, INC.

Date: October 27, 2006	By:	/s/ David A. Jackson
David A. Jackson
Chief Financial Officer